UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2026

SRx Health Solutions, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 US Highway 1

North Palm Beach, Florida 33408

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	SRXH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On April 17, 2026, the SRx Health Solutions, Inc. (the “Company”) issued a press release updating its stockholders regarding the progress on its previously announced transaction with EMJ Crypto Technologies Inc. (“EMJC”) A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments the Company expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, attempts to secure additional financing, exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with the Company’s ability to obtain additional capital in the future, the proposed transaction with EMJC, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s 2025 Annual Report on Form 10-K, filed on February 13, 2026 and other reports filed from time to time with the Securities and Exchange Commission (“SEC”). The Company urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits	Description
99.1	Press Release, dated April 17, 2026.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRx Health Solutions, Inc.

By:	/s/ Carolina Martinez
Name:	Carolina Martinez
Title:	Chief Financial Officer

April 17, 2026